February 26, 1991

Sidus Systems Inc.
1-3, 8765 Ash Street
Vancouver, B.C.

ATTENTION: Mr. Richard Coughlan

REFERENCE:  Leased Premises
            #1-3, 8765 Ash Street, Vancouver, B.C.

Dear Sir:

Enclosed please find a fully executed Lease Agreement for the above captioned premises for retention in your files.

Please call if you should have any questions.

Yours truly,

Morguard Investments Limited



Bruce R. Cripps, B. Econ
Property Manager
Industrial Division
British Columbia Region

     THIS INDENTURE made the 11th day of October 1990
     BETWEEN:       PENSIONFUND   REALTY   LIMITED,      a   Company   duly
                    incorporated under the laws of the Province of Ontario and registered to carry on business in the Province of British Columbia;

     (hereinafter called the "Lessor") OF THE FIRST PART AND:

                    SIDUS SYSTEMS INC., a Company incorporated under the laws of the Province of British Columbia;

     (hereinafter called the "Lessee") OF THE SECOND PART

BASIC TERMS    1.00 Witnessth  that in  consideration  of the rents,  covenants, conditions and agreements hereinafter reserved and contained on the part of the Lessee to be paid, observed, and performed, the Lessor doth demise and lease unto the Lessee all and singular those certain premises on those basic terms described in the following sections:

               1.01.01 Name of Building:          Kent Corporate Centre
               1.01.02 Address of Building:       8765 Ash Street
                                                  Vancouver, British Columbia
                                                  Lot 0, Blocks 4 & 5
               1.01.03 Legal Description of       District lot 311, Plan 22291
               Building and Lands:

               1.02.01  Demised  Premises:  ____Units  1,  2  &  3  pursuant  to
                                                  (Schedule "A")
               1.02.02 Address of Demised Premises:
                                                    1-3-8765 Ash Street
                                                    Vancouver, British Columbia
               1.02.03 Rentable area of Demised Premises: _______10,296_______
                                                                    square feet
                                                   pursuant to Schedule "A".

               1.03.01 Lease Term:--Six (6) ___years and ___Fifteen (15) days--
               1.03.02 First day of Term: September 15, 1990
               1.03.03 Termination Date: September 30, 1996

               1.04.01 Basic Rent Initial Term:

                       Period                Per Annum              Per Month
                       September 15, 1990-  $108,108.00             $9,009.00
                       September 30, 1996


               1.05 Use of Premises:  Warehousing and distribution and related offices for computer and related business equipment.
               1.06 Fixturing Period: N/A

               1.07 Special Conditions: See attached overleaf.

               1.08 The foregoing Basic Terms are hereby approved by the parties and each reference in this lease agreement to any of the Basic Terms shall be construed to include the provisions set forth above as well as all of the additional terms and conditions of the applicable paragraphs of the Lease where such Basic Terms are more fully set forth.

LEASE TERM     2.00 To have and to hold the demised  premises for and during the term set out in Paragraph 1.03.01.

BASIC RENT     3.00  Yielding  and paying there for yearly and every year during the said  term  unto  the  lessor  the sums set out in  Paragraph
               1.04.01 of the lawful money of Canada to be paid in advance in equal monthly installments for the stated periods on the first day of each and every month during the said term to the Lessor, the first of such payments to be made on the first day of the term set out in Paragraph 1.03.02. If the said term commences on any day other than the first, or ends on any day other than the last day of a calendar month, rent for the fractions of a month at the commencement and at the end of the said term shall be adjusted pro rata. If this lease provides for a fixturing period, the first of such rent payments shall be made on the day next following the expiration of the Fixturing Period set out in Paragraph 1.06.

OPTION TO RENEW:    1.07 If the Lessee has duly and regularly paid the rent, has performed all its other obligations under this Lease, is not currently in default hereunder,  and is in occupation of the demised  premises  under this Lease,  the Lessee may, at its option,  renew this  Lease for a further  period of FIVE (5)
                    years ("Renewal  Term")  commencing on the expiration of the
                    Term. To be effective, the option must be exercised at least six  (6)  months  prior  to the  expiration  of the  Term by written  notice served to the Lessor in the manner  provided for the in this  Lease.  The  renewal  lease  shall,  at the
                    Lessor's  sole option,  be either on the  Lessor's  standard lease  form  containing  the  Lessor's  standard  terms  and conditions  in  effect  at the time of the  exercise  of the option for similar  premises or on the terms and  conditions set out in the Lease,  provided  that,  in either case,  the renewal  lease shall  exclude  any  further  option to renew clause and all  provisions  dealing with the Lessor's  work,
                    Lessee   improvement   allowances   or  any   other   Lessee
                    inducement.  The  Annual  Rent for each year of the  Renewal
                    Term  shall be the fair  market  rent  prevailing  three (3)
                    months  prior to the  commencement  of the Renewal  Term for premises of the same kind,  of the same age, and in the same condition as the demised premises and without  allowance for
                    any  Lessor's   improvements,   work,  allowances  or  other
                    inducements.  Upon  notice of the  exercise  of this  option
                    being  delivered  to  the  Lessor,   the  parties  agree  to
                    immediately  commence  negotiations  to determine the Annual
                    Rent for each year of the Renewal Term; provided that, the Annual Rent for the Renewal Term shall not be less than the Annual Rent for the immediately preceding year under this Lease. If three (3) months prior to the commencement of the Renewal Term the parties fail to agree upon the Annual Rent for the Renewal Term, then the same shall be determined by one arbitrator in accordance with the provisions of the Commercial Arbitration Act of British Columbia, or any statutory modification or re-enactment thereof, and shall be based on fair market value generally for premises of the same kind, of the same age, and in the same condition as the demised premises and without allowance for any Lessor's improvement, work, allowances or other inducements. The renewal lease shall be prepared by the Lessor at the expense of the Lessee and shall be executed by the Lessee prior to the commencement of the Renewal Term. If the Option is not exercised in the manner set out in this clause 1.07, then it shall be null and void of no further force and effect.

                    Notwithstanding the rights granted in the Lease and Lessee to assign the Lease, this Option may not be assigned by the Lessee without the Lessor's consent, which consent the Lessor may arbitrarily refuse. In the event a party has guaranteed or indemnified the Lessee's covenants and other obligations under the Lease, then if the Lessee exercises this Option, the obligation on the part of the Lessor to enter into a renewal lease with the Lessee for the Renewal Term shall be condition upon the said party entering into a new guarantee or indemnity agreement, on terms and conditions satisfactory to the Lessor guaranteeing or indemnifying the performance of the Lessee's covenants and obligations under the renewal lease.

PAY RENT 4.00 The Lessee shall, during the said term, pay unto the Lessor the rent hereby reserved in the manner hereinbefore mentioned.

BUSINESS TAX, ETC.  4.01 The Lessee  shall pay all  business or other taxes from time to time levied in respect of the Lessee's use or occupancy of the demised premises including penalties for late payment thereof.

EVIDENCE OF         4.02   The Lessee  shall  produce to the Lessor from time to
 PAYMENTS           time at the request of the Lessor  satisfactory  evidence of the due payment by the Lessee of all payments required to be made by the Lessee under this lease.

       ACTS         4.03 The Lessee shall not do or permit to be done any act or
CONFLICTING         thing which may render void or voidable or conflict with the
       WITH         requirements   of  any  policy  or  policies  of  insurance,
  INSURANCE         including any  regulations  of fire  insurance  underwriters applicable  to such policy or policies,  whereby the demised premises or the  building are insured or which may cause any increase  in  premium  to be paid  in  respect  of any  such policy.  In the event that any such policy or policies is or are  cancelled  by  reason  of any  act or  omission  of the
                    Lessee,  the  Lessor  shall  have the right at its option to
                    terminate   this  lease   forthwith  by  giving   notice  of
                    termination to the Lessee, and in the event that the premium to be paid in respect of any such policy is increased by any act or omission of the Lessee, the Lessee shall pay to the Lessor the amount by which said premium shall be so increased.

      NO            4.04 The Lessee  shall not at any time during the said term,
NUISANCE            use,  exercise  or carry on or  permit or suffer to be used, exercised or carried on, in or upon the demised premises or any part thereof any noxious, noisome or offensive art, trade, business, occupation or calling, and no act, matter or thing whatsoever shall at any time during the said term be done in or upon the demised premises or any part thereof which shall or may be or grow to the annoyance, nuisance, damage or disturbance of the occupiers or owners of the said building or adjoining land and properties.

COMPLY WITH         4.05 The Lessee  shall  comply  promptly at its expense with
 LAWS, ETC.         all  laws,   ordinances,   regulations,   requirements   and
                    recommendations, which may be applicable to the Lessee or to the manner of use of the demised premises, of any and all federal, provincial, civic, municipal and other authorities or association of insurance underwriters or agents and all notices in pursuance of same and whether served upon the Lessor or the Lessee.

                    * See attached overleaf

COMPLY WITH         4.06 The  Lessee  agrees  that  the  rules  and  regulations
  RULES AND         endorsed on this lease or attached hereto as Schedule C with
REGULATIONS         such reasonable  variations,  modifications and additions as shall from time to time be made by the Lessor and any other and further reasonable rules and regulations that may be made by the Lessor and intimated to the Lessee in writing shall be observed and performed by the Lessee and its agents, clerks, servants or employees and all such rules and regulations now in force or hereafter put in force shall be read as forming part of the terms and conditions of this lease as if the same were embodied herein; all such rules and regulations shall be deemed to be a part of this lease.

DAMAGE TO           4.07  The  Lessee  shall  reimburse  the  Lessor  for  costs
 BUILDING           incurred by Lessor in making  good any damage  caused to the
BY LESSEE           said building or any part thereof  including the furnishings and amenities thereof as a result of the negligence or wilful act of the Lessee, its invitees, licensees, agents, servants or other persons from time to time in or about the demised premises.

   NOTICE OF        4.08 The Lessee shall give the Lessor prompt  written notice
   ACCIDENTS        of  any  damage  to  or  defect  in  the   heating  and  air
DEFECTS, ETC.       conditioning  apparatus,  water pipes, gas pipes,  telephone lines, electric light or other wires or other casualty.

ASSIGNING OR        4.09.01  The Lessee  shall not assign or sublet the  demised
  SUBLETTING        premises or any part  thereof  without the prior  consent in
                    writing  of  the  Lessor,   which   consent   shall  not  be
                    unreasonably withheld. Provided that the Lessee shall, at the time the Lessee shall request the

                    * Lessor warrants that the demised premises comply with all Municipal Building Codes as of the first day of the term.

                    consent of the Lessor, deliver to the Lessor such information in writing (herein called the "required information") as the Lessor may reasonably require respecting the proposed assignee or subtenant including the name, address, nature of business, financial responsibility and standing of such proposed assignee or subtenant. Provided further that after receiving such request, the Lessor shall have the right, at its option, to terminate this lease by giving, within ten days after receiving the required information, not less than thirty nor more than sixty days written notice of termination to the Lessee. In the event of such termination the rent and other payments required to be made by the Lessee hereunder shall be adjusted to the date of termination.

                    * 4.09.01 -- See attached overleaf

                    4.09.02 In no event shall any assignment or subletting to which the Lessor may have consented release or relieve the Lessee from his obligations fully to perform all the terms, covenants and conditions of this lease on his part to be performed and in any event the Lessee shall be liable for the Lessor's reasonable costs incurred in connection with the Lessee's request for consent.

                    4.09.03 If the Lessee is an incorporated company any change in the control of such company shall be deemed, for the purposes hereof, to be an assignment of this lease.

INDEMNITY           See clause 4.11.06.
TO LESSOR

   LESSEE           See clause 4.11.02
INSURANCE

ASSIGNING OR        * 4.09.01 If the Lessor  exercises  its option to  terminate
SUBLETTING          this Lease,  the Lessee shall have the right to withdraw its request for the  assignment  or sublease  giving rise to the
                    Lessor's  right  to  withdrawal   within  seven  days  after
                    receiving the Lessor's notice of termination. If such notice of withdrawal is received within the aforesaid time period, then the Lessor's option to terminate this Lease shall be of no further force and effect. If the Lessor's notice of withdrawal is not received within the aforesaid time period, then the Lease shall terminate and be of no further force and effect on the date specified in the Lessor's written notice of termination. In the event of the Lessee's written request for an assignment or sublease is withdrawn within the time period as aforesaid, then the Lessor's option to terminate is only rendered ineffective with respect to the particular request and the Lessor's option to terminate and the Lessee's right to withdraw are not ineffective with respect to any subsequent request of the Lessee to assign or sublet this Lease or any subsequent withdrawal by the Lessee
                    (as the case may be).

LESSOR'S            4.11.01  During the Term,  the Lessor shall place  insurance
INSURANCE           coverage on the building  which  coverage  shall include the following:

                    (a) all risks insurance for the full reconstruction value of the building is determined by the Lessor;

                    (b)  as an extension to the insurance maintained pursuant to
                         Section 4.11.01 (as the insurance on the rental income derived by the Lessor from the building on a gross rental income form with a period of indemnity of not less than 24 months;

                    (c)  comprehensive   boiler  and  unfired   pressure  vessel
                         insurance, including air or replacement and rental income coverages;

                    (d) comprehensive general bodily injury and property damage liability insurance; and

                    (e) such other insurance which is or may become customary or reasonable for owners of projects similar to the building to carry in respect of loss of or damage to the building or liability arising therefrom.

                    The insurance referred to in this Section 4.11.01 shall be carried in amounts determined by the Lessor and shall be obtained from a company or companies and be of a type and form satisfactory to the Lessor. The insurance shall be written in the name of the Lessor with loss payable to the Lessor and to any mortgagee of the building from time to time if required by the Lessor. The policies of insurance referred to in Section 4.11.01 (a), (b) and (c) shall contain a waiver of the insurer's right to subrogation as against the Lessee, if obtainable. The Lessor hereby waives its right of recovery against the Lessee, its employees and those for whom the Lessee is in law responsible with respect to occurrences required to be insured against by the Lessor hereunder, but only to the extent that the Lessor receives proceeds of insurance from this insurer or insurers with respect to same after making reasonable efforts to collect. Nothing contained in this Lease shall require the Lessor to insure any of the Lessee's equipment, stock, leaseholder improvements, fixtures or any other property owned or brought onto or into the demised premises by the Lessee whether affixed to the holding or not.

                    Premiums for use of the insurance coverage referred to in this Section shall be included within Maintenance Costs.

LESSEE'S            4.11.02  At its  license  the  Lessee  shall  take  out  and
INSURANCE           thereafter  maintain  in forms at all times  during the Term insurance policies as follows:

                    (a) all risks insurance on all property of every description, nature and kind signed by the Lessee or for which the Lessee is legally liable, or installed in the demised premises by or on behalf of the Lessor or which is located or situate within the demised remises including, without limitation all leasehold improvements and Lessee's fixtures in an amount not less than the full replacement cost thereof without deduction for depreciation. Such insurance shall be subject to replacement cost endorsement and shall include a stated amount co-insurance clause;

                    (b) comprehensive general bodily injury and property damage liability insurance for the minimum amount of $3,000,000 and in a form satisfactory to the Lessor and including owners and contractors protecting products and completed operations, personal injury, occurred property damage, blanket contractual and non-owned automated liability extensions. Such insurance shall include a cross liability and severability of interest clause, shall be subject to replacement cost endorsement and shall include a stated amount co-insurance clause; and

                    (c)  plate glass insurance.

               The insurance policies referred to in this Section 4.11.02 shall contain a waiver of the insurer's right of subrogation as against the Lessor, the Lessor's agents and employees and any person, firm or corporation for whom the Lessor may in law or by agreement be responsible or for whom the Lessor may have agreed to obtain such a waiver. Any and all deductibles shall be at the expense of the Lessee. The Lessee shall provide the Lessor at the commencement of the Term, thirty days prior to the renewal of all insurance referred to in this Section 4.11.02 and promptly at any time upon request, a certificate of insurance on the Lessor's form evidencing the insurance coverages maintained by the Lessee in accordance with this Section 4.11.02. All policies of insurance placed under this Section 4.11.02 shall be placed with a company or companies reasonably satisfactory to the Lessor. All policies shall provide that the insurance shall not be cancelled or changed to the prejudice of the Lessor without at least thirty days prior written notice given by the insurer to the Lessor.

PLACEMENT OF   4.11.03 If the Lessee  fails to place or  maintain  all or any of
LESSEE'S       the  insurance  coverages  referred  to in Section  4.11.02,  the
INSURANCE BY   Lessor  may,  at  its  option,  place  all or any  part  of  such
LESSOR:        insurance  in the  name of or on  behalf  of the  Lessee  and the
               Lessee shall pay to the Lessor upon demand all costs incurred by the Lessor in so doing, including the premium or premiums for such insurance.

INCREASE IN    4.11.04 The Lessee  covenants and agrees to pay the amount of any
  INSURANCE:   increase in insurance premiums in respect of the building if such increase  is caused by the  Lessee's  operation  or actions in or with respect to the demised premises.  The Lessee convenants that nothing  will be done or omitted to be done whereby any policy of insurance  obtained  by the Lessor  pursuant  to Section  4.11.01 shall be cancelled or the demised premises rendered uninsurable.

LIMITATION OF  4.11.05 The Lessor shall not be liable even if grossly  negligent
LESSOR'S       for any damage to the demised  premises or any  property  located
LIABILITY      therein caused by steam, water, rain or snow which may leak into, issue or flow from any part of the demised premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or corridor or from any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage caused by anything done or omitted to be done by any other tenant of the building or for damage caused by interruption or failure of any service or utility including elevator or escalator service or for damage however caused to books, records, files, money, securities, negotiable instruments, papers or other valuables.

INDEMNITY      4.11.06 The Lessee shall  indemnify  and save harmless the Lessor from any and all liabilities, damages, costs, claims, suits or actions growing or arising out of:

               (a) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of the Lessee to be fulfilled, kept, observed and performed;

               (b) any damage to property while the property is in or about the demised premises; and

               (c) any injury to person or persons including death resulting at any time therefrom occurring in or about the demised premises or the building.

SURVIVAL OF    4.11.07  The  indemnities  and other  obligations  of the  Lessee
INDEMNITIES:   contained in Sections  4.11.06 and 7.00,  with respect to matters arising during the term, shall survive the expiration or other termination of this Lease.

       GOODS 4.12 The Lessee agrees that all goods, chattels and fixtures when CHATTELS, moved into the demised premises will not, except in the normal
ETC. NOT TO    course of business,  be removed from the demised  premises  until
 BE REMOVED    all  rent  due  during  the term of this  lease  and all  utility charges are fully paid.

REPAIRS        4.13.01  The  Lessee  shall,  during  the  said  term,  well  and sufficiently repair, maintain, amend and keep up demised premises, with the appurtenances and all fixtures, in good and substantial repair when, where and so often as need shall be, reasonable wear and tear and damage by fire and other risks against which the Lessor is insured (hereinafter collectively referred to as "Lessee repair exceptions") only excepted.

[interior non-structural items of *required to be]

               4.13.02 The Lessee and its agents shall have the right at all reasonable times during the said terms to enter the demised premises to examine the condition thereof, and further, that amount of reparation that upon such view shall be found, and for the amendment of that notice in writing shall be left at the demised premises, the Lessee shall well and sufficiently repair and make good accordingly.

USE OF         4.14 The Lessee shall not use the demised  premises nor allow the
PREMISES       demised  premises to be used for any other  purpose than that for which the premises are hereby leased, under paragraph 1.05.

SIGNS 4.15 The Lessee shall not paint, display, inscribe, place or affix any sign, picture, advertisement, notice offering or direction on any part of the outside of the building or visible from the outside of the building, or in any corridor, hallway, entrance or other public part of the said building. Provided that the Lessor shall prescribe a uniform pattern for identification ??? or tenants to be placed on the outside of the main door leading into the demised premises. Provided that, at the request of the Lessee and at the Lessee's expense, the Lessor shall cause such a sign to be placed in position.

ALTERATIONS,   4.16.01 The Lessee shall not without the prior written consent of the Lessor,  which  consent shall not be  unreasonably  withheld, make any alterations, repairs or improvements to the ??? premises or  construct or place  therein or alter any interior  partitions
               (including  moveable  partitions,  partial  partitions  or  other installations)  or  do  anything  which  may  affect  the  proper operation of the lighting,  heating and air conditioning systems.
               The  Lessee  shall  submit  to  the  Lessor  detailed  plans  and specifications of any such work on installation when applying for consent,  and the Lessor  reserves the to right  recover from the
               Lessee the cost of having its  architects  or  engineers  examine such plans and  specifications.  The Lessee  understands  that in granting  consent,  the Lessor may impose conditions with respect to the electrical and  mechanical  services  (which term includes heating and air  conditioning)  and those  conditions may require the Lessee charge for  alterations or  modifications  to the said electrical and mechanical  services.  The Lessor may require that any or all work to be done,  or materials to be supplied here nor shall be done or supplied by the Lessor's contract and/or workmen or by  contractors  and/or  workmen  engaged by the  Lessee's but first approved by the Lessor. In the event, any or all work to be done or materials to be supplied  hereunder  shall be at the sole cost and expense of the Lessee and shall be done and supplied and
               performed  in  the  manner  and   according  to  such  terms  and
               conditions,  if any, as the Lessor may prescribe. Any connections of apparatus to the electrical  system other than a connection to an existing base  receptacle,  any connection of apparatus to the
               plumbing   lines  or  any   connection  to  the  heating  or  air
               conditioning systems shall be deemed to be an alteration within the meaning of this clause.

               4.16.02 The Lessee covenants with the Lessor that the Lessee shall promptly pay all charges incurred by the Lessee for any work, materials of services that may be done, supplied or performed in respect of the demised premises and shall forthwith discharge any liens at the time filed against and keep the lands and premises of which the demised premises forthwith free from liens and in the event that the Lessee fails to do so, the Lessor may but shall all be under no obligation to, pay into Court the amount required to obtain a discharge of any such lien the name of the Lessee and any amount to paid together with all disbursements and costs in respect of such proceedings on a solicitor and client bills shall be forthwith due and payable by the Lessee to the Lessor as additional rent. The Lessee shall allow the Lessor to post and keep posted on the demised premises any services that the Lessor may desire to post under the provisions of the Builders Lien Act or other legislation.

               4.16.03 The Lessee shall not without the prior written consent of the Lessor put up any window, drapes, blinds, awnings or other similar things or cover the floors with anything other than
               ____________.

 PEACEFUL 4.17.01 the Lessee shall, at the expiration or sooner SURRENDER determination of the said term, peaceably surrender and yield up unto the Lessor the demised premises with the appurtenances, together with all fixtures or erections which at any time during the said term shall be made herein or thereon in good and substantial repair and condition, except said Lessee listed exceptions, and deliver to the Lessor all keys to the demised premises with the Lessee has in its possession.

               4.17.02 The Lessee further covenants that the Lessee will not upon such expiration or sooner determination leave upon the demised premises any rubbish or waste material and will leave said premises in a clean and tidy condition.

UTILITIES      4.18 The  Lessee  shall  pay all  telephone,  electric  and other utility charges in connection with the demised  premises that are not being  supplied by the Lessor as  provided  herein and in the event  that  there is not a  separate  meter  for  measuring  the consumption  and  charging  for  electricity  used in the demised premises  the Lessee shall pay to the Lessor  additional  rent in advance by monthly  installments  such amounts as may be required by the Lessor from time to time as a  reasonable  estimate of the cost of such  electricity;  the  Lessee  shall  advice the Lessor forthwith of any appliances or business machines installed by the
               Lessee   consuming  or  likely  to  consume   large   amounts  of
               electricity and further from time to time shall provide the Lessor with a list of all electrical appliances and business machines used in the demised premises.

REALTY         see clause overleaf
 TAXES

               4.19.02 The Lessee shall pay as additional rent by monthly instalments on account its Proportional share of the taxes as estimated by the Lessor for the ensuing year. The Lessor may estimate the amount of the tax for each year payable hereunder and notify the Lessee of the estimate. When the tax for the year in question is finally determined, the Lessor shall calculate the Lessee's Proportionate Share thereof. The Lessee shall pay to the Lessor any balance that remains unpaid as a result of the calculation, and the Lessee shall pay to the Lessor such balance within ten (10) days of receipt of notice from the Lessor. A balance remaining unpaid or any excess paid at the termination of this Lease shall, not withstanding such termination, be adjusted within a reasonable period thereafter the part of the final subsequent period is included within the term hereby demised, the amount payable for such period shall be based upon the Lessor's estimate of the taxes for the subsequent period and shall be payable at the end of the term hereby demised.

               4.19.03 If taxes shall be increased by reason of any installations made in or upon or any alteration made in or to the demised premises by the Lessee or by the Lessor on behalf of the Lessee, the Lessee shall pay the amount of such increase as additional rent.

               4.19.04 Any expense incurred by the Lessor in obtaining or attempting to obtain a reduction in the amount of Tax shall be added to and included in the amount of such Tax. In the event of the Lessee shall have paid its Proportionate Share pursuant to Clause 4.19.02 of the lease and the Lessor shall thereafter receive a refund of any portion of such Tax, the Lessor shall make an appropriate refund to the Lessee.

TAXES 4.19.01 In paragraphs 4.19.02 and 4.19.03, the following phrases shall have the following meanings:


               (a) "Tax" means an amount equivalent to all taxes, rates, duties, levies and assessments whatsoever whether municipal, parliamentary school or otherwise charged upon the building, the lands and improvements now or hereafter thereon or upon the Lessor on account thereof including all taxes, rates, duties, levies and assessments for local improvements; and any multi- ??? sales, use, consumption, value-added or other similar taxes imposed upon the Lessor or the Lessee or in respect of this Lessor, but excluding any tax which has been attracted by the Lessee on improvements and equipment and excluding such taxes as corporate income, profits or excess profit taxes assessed upon the name of the Lessor and shall also include any and all taxes which may in future be levied in lieu of Tax as herein-before defined;

               (b) "Proportionate Share" means that fraction of which the numerator is the total rentable area of the demised premises in paragraph 1.02.03, at the time of calculation, and the denominator is the total rentable area of the building.

MAINTENANCE    4.20.01 In paragraphs 4.20.02 and 4.20.03,  the following phrases
      COSTS    shall have the following meanings:

                    (a) "Maintenance Costs" means the total amount paid or payable whether by the Lessor or others on behalf of the Lessor for complete maintenance for the lands, the building and the improvements thereon such as are in keeping with maintaining the standard of a first class INDUSTRIAL complex, all repairs and replacements required for such maintenance, the costs of providing electricity not otherwise paid by tenants, the costs of painting interior areas not normally rented by tenants and the costs of painting and otherwise maintaining the outside of the said building, the costs of snow removal, landscape maintenance, refuse removal and other costs in connection with the maintenance of common outside uses and facilities, fire casualty, liability and other insurance costs, service contracts with independent contractors and all other expenses including management fees (3% of gross revenue) paid or payable by the Lessor in connection with the operation of the building, improvements and lands but shall not include interest on debt or capital retirement of debt or any amounts directly chargeable by the Lessor to any tenant or tenants as otherwise provided herein;

                    (b) "Proportionate Share" shall have the same meaning as defined in Paragraph 4.19.01.

                    (c) "Accounting Year" means each twelve month period commencing 1 October and ending on 30 September the whole or part of which twelve month period is within the term hereby demised or such other 12 month period as may be reasonably determined by the Lessor.

               4.20.02 The Lessee shall pay as additional rent to the Lessor by monthly instalments to be fixed by Lessor from time to time its Proportionate Share of maintenance costs.

               4.20.03 At the end of each Accounting Year the Lessor shall compute the amount of maintenance fees for such Accounting Year and the Lessee's Proportionate Share thereof. A statement showing these details shall be submitted to the Lessee stating also the amount of the monthly installments for the ensuing Accounting Year. The annual adjustment of Maintenance costs by the Lessor shall be carried out following the practice of grossing the costs an amount equivalent to that of a fully occupied building for the Accounting Year.

CARE OF        4.21.01 The Lessee  shall take good care of the demised  premises
PREMISES       and keep same in a clean, tidy and healthy condition.  Subject to
               Lessee repair exceptions.


               4.21.02 The Lessee shall at its own expense be responsible for and shall maintain and replace from time to time as may be reasonably necessary during the term of this lease all light tube costs starters and fuses in the demised premises.

               4.21.03 The Lessee shall at its own expense replace or repair, under the direction and to the reasonable satisfaction of the Lessor, the glass, locks and trimmings of the doors and windows in or upon the demised premises which become damaged or broken.

               4.21.04 The Lessee shall not allow any ashes, refuse, garbage or other loose or objectionable matter to accumulate in or about the demised premises.

               4.21.05 The Lessee shall place in containers of a type approved by the Lessor all garbage and refuse and such containers shall be deposited for pick-up at such times and places as designated in writing from time to time by the Lessor.

               4.21.06 The Lessee shall heat the demised premises at its own expense during the term hereof at all times to the extent necessary to prevent damage thereto by frost.

               4.21.07 The Lessee shall maintain in good operating condition and to the satisfaction of the Lessor, the plumbing fixtures and heating and air conditioning equipment and shall keep the same in clean and good working order. It is understood and agreed that in case the same fixtures and equipment or any part thereof shall be damaged or destroyed or the same incapable of performing their function, the Lessee shall repair or replace the same*.

[Lessor warrant that all such equipemnt is new, properly installed and in good working order as of the first day of the term and under manufacturers warranty against defects for the term of such waranty.]

    QUIET 5.00 The Lessor hereby covenants with the Lessee that the Lessee, ENJOYMENT paying the rent hereby reserved and performing the covenants hereinbefore on the Lessee's part contained, shall and may peaceably possess and enjoy the demised premises for the term hereby granted without any interruption or disturbance from the Lessor or any other person or persons lawfully claiming by, from or under the Lessor.

TAXES 5.01 The Lessor hereby covenants that it will pay or cause to be paid all property taxes with respect to the demised premises except those directly assessed or charged to or payable by the Lessee or assessed or charged with reference to the use or occupation of the demised premises and except as herein otherwise provided.

  DAMAGE OR 6.00.01 Provided and it is hereby expressly agreed that if during DESTRUCTION the term hereby demised the demised premises or any part thereof
OF PREMISES   shall be  destroyed  or damaged by any hazard  against  which the
               Lessor is obligated to insure or has insured as hereinafter provided, the rent payable hereunder shall abated and the Lessor shall proceed with reasonable diligence to rebuild and/or restore or repair the demised premises. The covenants of the Lessee to repair shall not include any repairs of damage required to be made by the Lessor under this clause. All amounts which the Lessor may receive from rental insurance in the case of any such damage or destruction shall be credited towards the Lessee's obligation on account of rent due and payable or to become due and payable by the Lessee hereunder.

               6.00.02 Notwithstanding anything in this lease contained, if in the opinion of the Lessor's architect or engineer (given within thirty (30) days of such damage or destruction), the demised premises shall be damaged or destroyed by any hazard against which the Lessor is obligated to insure or has insured as hereinafter provided the extent that the demised premises shall be incapable of being rebuilt and/or repaired or restored with reasonable diligence within nine (9) months after the occurrence of such damage or destruction then either the Lessor or the Lessee may at its option, terminate this lease by notice in writing to the other given within fifteen (15) days after the giving of such opinion. In the event of such notice being so given this lease shall terminate from the date of such damage or destruction and the Lessee shall immediately surrender the demised premises and all interest therein to the Lessor and the rent shall be apportioned and shall be payable by the Lessee only to this date of such damage or destruction and the Lessor may re-enter and repossess the demised premises.

LESSOR'S       see clause 4.11.01
INSURANCE

    ACCESS TO  6.01 The  Lessor  agrees  that  during the term of this lease the
PREMISES, USE  Lessee  and  the  employees,   agents,   customers  and  invitees
    OF COMMON respectively of the Lessee shall have the rights and shall comply AREAS, ETC. with the provisions set forth in the Second Part of Schedule A hereto annexed, subject as set forth in this lease, including said part of said Schedule; said Schedule A shall be deemed to be a part of this lease.

  ACCESS TO    6.02.01  The  Lessor  shall have the right to make  additions  to
RIGHT TO DO    and/or  improvements  or  installations  in and/or repairs to the
       WORK    building  and/or the common outside areas and whenever  reference is made in this lease to the building or the common outside areas, it shall mean the building and/or the common outside areas as the same may be changed, added to or improved from time to time and in relation to any such additions, improvements, installations, or repairs the Lessor may cause such reasonable obstructions of and interference with the use or enjoyment of the building, the demised premises and/or common outside areas as may be reasonably necessary for the purposes aforesaid and may interrupt or suspend the supply of electricity, water or other services when necessary and until said additions, improvements, installations or repairs shall have been completed and there shall be no abatement in rent nor shall the Lessor be liable by reason thereof provided that all such additions, improvements, installations or repairs shall be made as expeditiously as reasonably possible.

               6.02.02 The Lessor and any persons authorized by the Lessor shall have the right to use, install, maintain and/or repair pipes, wires, ducts or other installations in, under or through the demised premises for or in connection with the supply of any services to the demised premises or any other premises in the said building. Such services shall include, without limiting the generality of the foregoing, gas, electricity, water, sanitation, telephone, heating, air conditioning and ventilation.

               6.02.03 The Lessor and any persons authorized by the Lessor shall have the right* on reasonable notice to the Lessee excepting emergency situations to enter upon the demised premises to make such decorations, repairs, alterations, improvements or additions as it may deem advisable and the Lessor or any persons authorized by the Lessor shall be allowed to take all material into and upon the said premises that may be required therefore. The rent hereunder shall in no way abate while such decorations, repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of the Lessee because of the prosecution of any such work. Provided such entry shall not unreasonably interfere with the Lessee's use and enjoyment of the demised premises excepting emergency situations.

     LESSOR'S 6.03 Provided also that during the term hereby created any RIGHT TO person or persons may inspect the demised premises and all
  INSPECT AND parts thereof at all reasonable times on producing a written DISPLAY SIGN order to that effect signed by the Lessor or its agents. The
               Lessor shall have the right during the last three months of the said term to place upon the demised premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Lessee, stating that the demised premises are for rent and further provided that the Lessee will not remove such notice or permit the same to be removed.

LESSOR MAY     6.04 If the  Lessee  shall  fail to  perform  or cause to be
   PERFORM performed each and every the covenants and obligations of LESSEE'S the Lessee in this lease contained the Lessor shall have the
COVENANTS,     right (but shall not be  obligated)  to perform or cause the
ETC.           same to be  performed  and to do or  cause  to be done  such things as may be necessary or incidental  thereto (including without  limiting the foregoing,  the right to make repairs,
               installations,   erections   and  expend   moneys)  and  all
               payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Lessor in repect thereof shall be paid by the Lessee to the Lessor forthwith.

RE-ENTRY 6.05.01 Provided, and it is hereby expressly agreed, that if and whenever the rent hereby reserved, or any part thereof, shall be unpaid for fifteen days after any of the days on which the same ought to have been paid, although no formal demand shall have been made therefor, or in case of the breach or non-performance of any of the covenants or agreements herein contained on the part of the Lessee, then and in either of such cases it shall be lawful for the Lessor at any time thereafter, into and upon the demised premises or any part thereof, in the name of the whole to re-enter, and the same to have again, repossess and enjoy, as of the Lessor's former estate, anything hereinafter contained to the contrary notwithstanding.

               6.05.02 In case the Lessor shall re-enter the demised premises prior to the expiry of this lease by reason of default by the Lessee hereunder, the Lessee shall be liable to the Lessor for the amount of the rent for the remainder of the term of this lease as if such re-entry had not been made less the actual amount received by the Lessor after such re-entry in respect of any subsequent leasing applicable to the remainder of the term.

 WAIVER OF 6.06 That in consideration of the premises and of the leasing and EXEMPTIONS letting by the Lessor to the Lessee of the demised premises for
               the  term   hereby   created   (and  it  is  upon  that   express
               understanding   that  these   presents  are  entered  into)  that
               notwithstanding anything contained in any Statute or in any Statute which may hereafter be passed, none of the goods or chattels of the Lessee at any time during the continuance of the term hereby created on the demised premises shall be exempt from levy by distress for rent in arrears by the Lessee as provided for in any such Statute or any amendment or amendments thereto, and that upon any claim being made for such exemption by the Lessee or on distress being made by the Lessor this covenant and agreement may be pleaded as an estoppel against the Lessee in any action brought to test the right to the levying upon any such goods as are named as exempted in any such Statute or amendment or amendments thereto; the Lessee waiving as the Lessee hereby does all and every benefit that could or might have accrued to the Lessee under and by virtue of any such Statute or any amend-ment or amendments thereto but for this covenant.

BANKRUPTCY,    6.07 The Lessee covenants that  if  the term hereby granted shall
       ETC.    be at any  time seized or taken in  execution or in attachment by any creditor of the Lessee or if the Lessee shall make any assignment for the benefit of creditors. or becoming bankrupt or insolvent shall take the benefit of any Act that may be in force for bankrupt or insolvent debtors, then in any such case ,he said term shall at the option of the Lessor, immediately become forfeited and void and the then current month's rent and the rent for the three months next following shall immediately become due and payable and in such case it shall be lawful for the Lessor at any time thereafter into and upon the demised premises, or any part thereof, in the name of the whole to re-enter and the same to have again, repossess and enjoy as of its former estate, anything herein contained to the contrary notwithstanding.

  FOLLOW       6.08  Provided that in case of removal by the Lessee of the goods
CHATTELS       and chattels of the Lessee from off the premises,  the Lessor may follow the same for thirty days.

OVERLOOKING    6.09 Any condoning, excusing or overlooking by the Lessor of any
        AND default, breach or non-observance by the Lessee at any time or CONDONING times in respect of any covenant, proviso or condition herein contained shall not operate as a waiver of the Lessor's rights here- under in respect of any subsequent default, breach or non-observance nor so as to defeat or affect in any way the rights of the Lessor hereunder in respect of any sub- sequent default, breach or non-observance.

   OCCUPANCY 6.10 If the demised premises shall not be available for occupancy AVAILABILITY by the Lessee upon the date of commencement of the term hereby demised, the rent under this lease shall abate until the d emised premises are available for occupancy and the Lessor shall not be liable in any way for the consequences of occupancy not being available to the Lessee upon the date of commencement.

OVERHOLDING    6.11 If at the  expiration  of the term of this  lease the Lessee shall hold over with the consent of the Lessor, the tenancy of the Lessee thereafter shall, in the absence of written agreement to the contrary. be from month to month only at a rental per month equal to one-tenth, of the rental payable for the year immediately preceding such expiration, payable monthy in advance on the first day of each lease month and shall be subject to all other terms and conditions of this lease.

REMOVAL OF     6.12  Subject to Clause 4.12 hereof the Lessee may at or prior to
  FIXTURES     the expiration of the term hereby granted, take, remove and carry
      ETC.     away from the demised premises all fixtures,  fittings, she1ving, counters or other articles upon the demised premises in the nature of trade or tenants' fixtures, but the Lessee shall in such removal do no damage to the demised premises, or shall make good any damage which the Lessee may occasion thereto; provided further that the Lessee shall not remove or carry away from the demised premise,, any building or any plumbing, heating, air conditioning or ventilating plant or equipment or other building services: and further notwithstanding anything herein contained the Lessor shall have the right upon the termination of this lease by effluxion of time or otherwise to require the Lessee to remove his installations, alterations, additions, partitions and fixtures or anything in the nature of leasehold improvements made or installed by the Lessee or by the Lessor on behalf of the Lessee and to make good any damage caused to the demised premises by such removal.

 UNAVOIDABLE 6.13 Whenever and to the extent that the Lessor shall be unable FAILURES OR to fulfil or shall be delayed or restricted in the fulfilment of
  DELAYS BY    any obligation hereunder in respect of the supply or provision of
     LESSOR    heating, air conditioning,  elevator or janitor services,  or any other  service  or  utility or the doing of any work by reason of being unable to obtain the material,  goods, equipment,  service, utility or labour required to enable it to fulfil such obligation or by  reason  of any  statute,  law or  order-in-council  or any regulation or order passed or made pursuant  thereto or by reason of the order or direction  of any  administration  controller  or
               board  of  any  governmental   department  or  officer  or  other
               authority or by reason of not being able to obtain any permission or authority required thereby or by reason of any other cause beyond its control whether of the foregoing character or not, the Lessor shall be relieved from the fulfilment of such obligation and the Lessee shall not be entitled to compensation for any inconvenience. nuisance or discomfort thereby occasioned. There shall be no deduction from the rent by reason of any such failure or cause.

  LESSOR NOT 6.14 The Lessor shall not be responsible in any way for any RESPONSIBLE injury to any person or for any loss of or damage to any property
FOR INJURIES   belonging  to the  Lessee or to other  occupants  of the  demised
LOSS, DAMAGE   premises  or to their  respective  invitees,  licensees,  agents,
        ETC.   servants  or other  persons  from time to time  attending  at the demised premises while such person or property is in or about the building or any areaways, parking areas, lawns, sidewalks, steps,
               truckways,   platforms,   corridors,   stairways,   elevators  or
               escalators in connection therewith, including, without, limiting the foregoing, any loss of or damage to any such property caused by theft or breakage, or by steam, water, rain or snow which may leak into, issue or flow from any part of the said building or any adjacent or neighbouring lands or premises or from any other place or quarter or for any loss of or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of premises in said building or for any other loss whatsoever with respect to the demise premises and/or any business carried on therein.

NO LIABILITY   6.15  Under no  circumstances  shall the  Lessor  be  liable  for
FOR INDIRECT indirect or consequential damage or damages for personal DAMAGES, ETC. discomfort or illness by reason of the non- performance or partial performance of any covenants of the Lessor herein contained including the heating of the demised premises or the operation of the air conditioning equipment, elevators, plumbing or other equipment in the said building or the demised premises.

               See attached overleaf

            NO 6.17.01 The Lessee covenants and agrees with the Lessor that the REPRESENTATION Lessee shall from time to time upon the written request of the
     BY LESSOR Lessor, enter into an indenture (i) subordi nating the term, hereby demised and the rights of the Lessee hereunder to any mortgage or ground lease, present or future, which includes the demised premises, or, at the option of the Lessor, (ii) agreeing that the term hereby demised shall be prior to any such mortgage or ground lease.

               6.17.02 Notwithstanding any such postponement or subordination as aforesaid the Lessee agrees that its obligations under the lease and pursuant to this indenture shall remain in full force and effect notwithstanding any action at any time taken by a mortgagee of the lands to enforce the security of any mortgage; provided, however, that any postponement or subordination given hereunder shall reserve to the Lessee the right to continue in possession of the demised premises under the terms of this lease so long as the Lessee shall not be in default under such terms.

NOTICES 6.18 Any notice herein provided for or given hereunder if given by the Lessee to the Lessor shall be sufficiently given if mailed in Canada by registered mail, postage pre- paid to the Lessor at 1027 Yonge Street. Toronto, Ontario. Any notice herein provided for or given hereunder, if given by the Lessor to the Lessee, shall be sufficienty given if mailed as aforesaid addressed to the Lessee at the demised premises or left at the demised premises. Any notice mailed as aforesaid shall be con- clusively deemed to have been given on the second business day following the day on which such notice is mailed as aforesaid. Either the Lessor or the Lessee may at any time give notice in writing to the other of any change of address of the party giving such notice and from and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the giving of such notices thereafter. The word "notice" in this paragraph shall be deemed to include any request. demand, direction or statement in writing in this lease provided or permitted to be given by the Lessor to the Lessee or by the Lessee to the Lessor.

[** with a copy there mailed to Sidus Systems Inc 25 Minthorn Court Thornhill, Ontario L3T 7N5 ATTN: President]

PAYMENTS       6.19.01 All  payments  required to be made by the Lessee under or
TO LESSOR      in respect of this lease  shall be made,  at such place or places as the Lessor may designate in writing, to the Lessor or to such agent or agents of the Lessor as the Lessor shall hereinafter from time to time direct in writing to the Lessee. The Lessee shall pay to the Lessor interest at 2 per cent per month on all payments of rent and other sums required to be made under the provisions of this lease which have become overdue so long as such payments remain unpaid.

               6.19.02 All sums paid or expenses incurred hereunder by the Lessor, which ought to have been paid or incurred by the Lessee, or for which the Lessor hereunder is entitled to reimbursement from the Lessee, and any interest owing to the Lessor hereunder may be recovered by the Lessor as additional rental by any and all remedies available to it for the recovery of rent in arrears.

NO
REPRESENTATION
BY LESSOR:     6.16 There is no promise,  representation  or  undertaking  by or
               binding  upon  the  Lessor  with   respect  to  any   alteration,
               remodeling or decorating of or installation of equipment or fixtures in the Demised Premises or the Building except such, if any, as is expressly set forth in this Lease and clauses 7.1, 8.1, and 8.2 of the Offer to Lease dated the 23rd day of August, 1990, entered into between the Lessor and the Lessee (the "Offer to Lease") and this Lease and the Offer to Lease contain all the agreements and conditions made between the parties hereto. In the event of any conflict between the aforesaid clauses of the Offer to Lease and this Lease, this Lease shall govern.

NO CHANGES 6.20 No assent or consent to changes in or waiver of any of this OR WAIVERS indenture in spirit or letter be deemed or taken as made unless the same be done in writ. ing and attacheed to or endoresed hereon by the Lessor; the Lessor's janitors, superintendents and/or agents (unless such agents are authorized in writing by the Lessor) are not authorized to amend this indenture and. any alterations, amendments or qualifications made by the said
               Lessor's janitors. superintendents and/or agents (unless such agents are so authorized) shall be null and void.

MARGINAL       6.21 The marginal  notes in this lease form no part of this lease
   NOTES       and  shall be deemed to have been  inserted  for  convenience  of reference only.

INTERPRETATIONS 6.22  Unless  the  context otherwise requires, the word "Lessor"
               wherever it is used herein shall be construed to include and shall mean the Lessor, its successors and/or assigns, and the word "Lessee" shall be construed to include and shall mean the Lessee, and the executors, administrators, successors and/or assigns of the Lessee and when there are two or more Lessees or two or more persons bound by the Lessee's covenants herein contained their obligations hereunder shall be joint and several, the word "Lessee" and the personal pronoun "it" re. lating thereto a d used therewith shall be read and construed as Lessees, and "his", "her", " -s" or "their" respectively, as the number and gender of the Party or parties referred to each require and the number of the verb agreeing therewith, shall be construed and agree with the said word or pronoun so substituted'

               6.23 The parties hereto agree that the Lessor shall not be obliged to deliver this lease in form registerable under the Land Title Act.


POLLUTANTS     7.00 The Les& shall at all times  during the Term keep the Leased
               Premise  the  Building  and  the  Lands  free  from  any  and all
               Pollutants  and  Waste.   For  purposes  of  this  Section  7.00,
               "Pollutants" means any solid, liquid, gaseous or thermal irritant or contaminant including smoke, vapours, soot, fumes, acids, alkalis, chemicals and Waste; and "Waste" includes materials to be recycled, reconditioned or reclaimed. The Lessee agrees to indemnify and save the Lessor harmless from loss, cost or expense arising out of any. government demand, direction or request that the Lessor or the Lessee test for, monitor, clean up, remove, contain, treat, detoxify or neutralize Pollutants and further agrees to indemnnify and save harmless the Lessor from any damage arising out of the actual, alleged or threatened discharge, dispersal, release or escape of Pollutants at or from the Leased
               Premises or at or from the Building or the Lands by or on behalf of the Lessee.

               The Lessee's covenant and indemnity in this section 7.00 shall not apply to Pollutants and Waste existing prior to the Less taking occupancy of Demised Premises.



               IN  WITNESS   WHEREOF  the  parties  hereto  have  executed  this
               Indenture.

               For and on behalf                      For and on behalf of
               PENSIONFUND REALTY LIMITED             SIDUS SYSTEMS INC.


               --------------------------             --------------------------
                 AUTHORIZED SIGNATORY                    AUTHORIZED SIGNATORY




               ----------------------C.S.             ----------------------C.S.
                 AUTHORIZED SIGNATORY                    AUTHORIZED SIGNATORY





               --------------------------
                   ASSISTANT SECRETARY

                                  SCHEDULA "A"

                          Referred to in Annexed Lease

FIRST PART     The premises demised are shown by means of  cross-hatching on the floor plan hereto annexed to this Schedule A.

               The demised premises shall exclude the outside face of all perimeter walls of the demised premises but shall include window and doors in said perimeter walls. The demised premises shall include all installations, fixtures and furnishings and other amenities situate in the demised premises.

SECOND PART    The Lessee and the  employees,  agents,  customers  and  invitees respectively of the Lessee shall (subject as provided in the said lease) have the following rights as appurtenant to the demised premises in common with all others from time to time entitled thereto:

                    (a) The right to use the driveways situate upon the lands hereto for the purpose of access to and egress from the demised premises.

                    (b) The right to park its passenger motor vehicles and those of its employees and customers upon the lands described in the said lease. The location and number of parking spaces for the use of the Lessee, its employees and customers shall be determined by the Lessor from time to time.

               Notwithstanding anything in this lease contained, the Lessor shall have the right to make such changes and improvements as the Lessor may from time to time determine in respect of the said driveways and parking areas including the right to change the size and shape thereof and to erect additions to the said building or lease or sell part of the lands described in Paragraph 1.01.03, provided that such changes shall not deny the Lessee reasonable access to its premises.

                              DIAGRAM OF FLOOR PLAN

                                  SCHEDULE "B"

                          Referred to in Annexed Lease

Legal Description        Lot 0, Blocks 4 & 5,
                         District Lot 311,
                         Plan 22291














Municipal Address        8765 Ash Street
                         Vancouver, British Columbia

                                  SCHEDULE "C"


Rules and Regulations Referred to in Annexed Lease

1. Tenants shall not perform any acts or carry on any practice which may injure the lands described in Schedule B or be a nuisance to any other tenants of the said building.

2. Tenants shall not burn any trash or garbage in or about the demised pre-mises or anywhere within the confines of the lands described in said Schedule B.

3. Tenants shall not keep or display any merchandise on or otherwise obstruct any part of the lands described in said Schedule B except as is specifically per- mitted in said lease.

4.   Floors shall not be overloaded.

5. All loading and unloading of merchandise, supplies, materials, garbage, refuse and other chattels shall be made only through or by means of such door- ways as the Lessor shall designate in writing from time to time.

6. Tenants shall in connection with their advertising in relation to the business carried on in the demised premises use and promote the name Kent.

     Industrial Centre or such other name as the Landlord may from time to time designate and in using such name in any advertisement, sign, poster, printing or other writing Tenants will print, write or designate the same in a manner to be determined from time to time by the Landlord and in no other manner. Tenants shall not use such name in regard to any business other than their business upon the demised premises. Tenants agree that they will not carry on or permit to be carried on any business in the demised premises under a name or style other than their own name or call or permit the premises or any business carried on therein to be called any name other than their own name, without the prior written consent of the Landlord.

7. Tenants shall, upon written notice from the Landlord, within five days fur-nish the Landlord with the current Provincial License Number of any vehicle owned or used by employees of Tenants.

8. Tenants shall not bring upon their premises any equipment, motor or any other thing which might damage the said building.

9. Garbage or refuse shall be placed in containers of a type approved by the Landlord in writing inside the demised premises and shall be removed only at such time or times as the Landlord shall from time to time advise the Tenant.

10. No merchandise, supplies, materials, garbage, refuse or other chattels shall be allowed to remain on any loading dock or common area.

11. For the benefit and welfare of all or any tenants of premises upon the lands described in Schedule B as it may exist from time to time, the Landlord shall have the right to issue further Rules and Regulations and such further Rules and Regulations shall thereupon be binding upon Tenants.

This LEASE AMENDMENT AGREEMENT dated the 26th day of Septem- ber, 1996,

BETWEEN: PENSIONFUND REALTYLIMITED, a Company incorporated under the laws of the Province of Ontario and registered to carry on business in the Province of British Columbia under registration number 12053-A;

          (hereinafter called the "Landlord")                OF THE FIRST PART;

AND: SIDUS SYSTEMS INC., a Company incorporated under the laws of the Province of British Columbia;

         (hereinafter called the "Landlord ")                OF THE SECOND PART.

WHEREAS by a lease dated the 11th day of October, 1990 (hereinafter re- ferred to as the "Lease"), the Landlord did demise unto the Tenant for a term of six
(6) years and fifteen (15) days expiring on the 30th day of September, 1996, those premises municipally identified as Units 1, 2 and 3, 8765 Ash Street, Vancouver, British Columbia which premises are more particularly described in said Lease;

NOW THEREFORE this Lease Amendment Agreement witnesseth that in consideration of the sum of One Dollar ($1.00) now paid by each party hereto to the other (receipt of which hereby acknowledged), the parties hereto cove- nant and agree that the said Lease be and the same is hereby amended as follows:

EFFECTIVE OCTOBER 1, 1996

     1. Clause 1.03.01, Lease Term, shall be deleted in its entirety and replaced with the following:

          "1.03.01 Lease Term: Eleven (11) Years and Fifteen (15) Days"

     2. Clause 1.03.03, Termination Date, shall be deleted in its entirety and re- placed with the following:

          "1.03.01 Termination Date: September 30, 2001"

     3. Clause 1.04.01, Basic Rent Initial Term, shall be deleted in its entirety and replaced with the following:

          "1.04.01 Basic Rent:

     Period                             Per Annum                Per Month
     -----------------------------------------------------------------------
     Sept. 15/90--Sept. 30/96           $108,108.00              $9,009.00
     Oct. 1/96--Sept. 30/2001           $ 97,812.00              $8,151.00"

4. HVAC shall be upgraded to provide a comfortable working environment. EXCEPT as hereby expressly modified, amended and supplemented, the said Lease is in all respect rat- ified and confirmed and the term, conditions and covenants thereof shall remain in full force and ef- fect.

IN WITNESS WHEREOF the parties hereto have executed this LEASE AMENDMENT AGREEMENT.

For and on behalf of
PENSIONFUND REALTYLIMITED




--------------------------------         ----------------------------------
Authorized Signatory                     Authorized Signatory



For and on behalf of
SIDUS SYSTEMS INC.




--------------------------------         ----------------------------------
Authorized Signatory                     Authorized Signatory



            VALID ONLY WHEN COUNTERSIGNED AND SEALED BY THE LANDLORD


SIGNED & SEALED IN THE PRESENCE OF:



------------------------------------
WITNESS' SIGNATURE


------------------------------------
WITNESS' NAME


------------------------------------
ADDRESS

------------------------------------